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                                                                    EXHIBIT 10.9



UCC FINANCING STATEMENT
FOLLOW INSTRUCTIONS (front and back) CAREFULLY


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  A.  NAME & PHONE OF CONTACT AT FILER (optional)
        Shirley J. Dietrich                   (402) 346-6000
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  B.  SEND ACKNOWLEDGEMENT TO:  (Name and Address)
         Kutak Rock LLP
         1660 Famam Street
         Omaha, NE 68102
                                                         CT Lien Ref #L: 196988
                                             Filed with: NV: Secretary of State
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1.   DEBTOR'S EXACT FULL LEGAL NAME

          Absorption Corp.
          1051 Hilton Avenue
          Bellingham, WA 98225
     TYPE OF ORGANIZATION               Corporation

     JURISDICTION OF ORGANIZATION:      Nevada

     ORGANIZATIONAL ID #:               NV C4963-1985

2.   ADDITIONAL DEBTORS EXACT FULL LEGAL NAME

          Not  applicable

3.   SECURED PARTY'S NAME

          GE Capital Public Finance, Inc.
          Suite 470, 8400 Normandale Lake
          Minneapolis
          MN US  55437

4.   THIS FINANCING STTAEMENT COVERS THE FOLLOWING COLLERTAL:

          The Property, as defined in the Commercial Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing, as more fully described in Exhibit A, which is attached hereto and made a part hereof. See Exhibit B for name and address of record owner and legal description of real estate.

5.   ALTERNATIVE DESIGNATION: Not Applicable

6.   THIS FINANCING STATEMENT IS TO BE FILED: Not Applicable

7.   CHECK TO REQUEST SEARCH REPORTS ON DEBTOR(S): Not Applicable

8.   OPTIONAL FILER REFERENCE DATA: Not Applicable
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                      EXHIBIT A TO UCC FINANCING STATEMENT


DEBTOR:                               SECURED PARTY:
ABSORPTION CORP.                      GE CAPITAL PUBLIC FINANCE, INC.
1051 HILTON AVENUE                    SUITE 470
BELLINGHAM, WA 98225                  8400 NORMANDALE LAKE BOULEVARD
                                      MINNEAPOLIS, MN 55437

     THE PROPERTY AS DEFINED IN THE COMMERCIAL DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF LEASES AND RENTS AND FIXTURE FILING DATED AS OF MARCH 1, 2003 BETWEEN ABSORPTION CORP. ("GRANTOR") AND GE CAPITAL PUBLIC FINANCE, INC. ("BENEFICIARY'). THIS FINANCING STATEMENT COVERS THE FOLLOWING TYPES OF COLLATERAL ("COLLATERAL"):"

     ALL OF GRANTOR'S ESTATE, RIGHT, TITLE AND INTEREST, NOW OWNED OR HEREAFTER ACQUIRED, INCLUDING ANY REVERSION OR REMAINDER INTEREST, IN THE REAL PROPERTY LOCATED IN AN UNINCORPORATED AREA OF WHATCOM COUNTY, WASHINGTON AND MORE PARTICULARLY DESCRIBED ON EXHIBIT B ATTACHED HERETO AND INCORPORATED HEREIN, WHICH REAL PROPERTY IS NOT USE PRINCIPALLY FOR AGRICULTURAL OR FARMING PURPOSES, INCLUDING ALL HERETOFORE OR HEREAFTER VACATED ALLEYS AND STREET ABUTTING THE PROPERTY, AND ALL EASEMENTS, RIGHTS, APPURTENANCES, TENEMENTS, HEREDITAMENTS, RENTS, ROYALTIES, MINERAL, OIL AND GAS RIGHTS AND PROFITS, WATER, WATER RIGHTS AND WATER STOCK APPURTENANT TO THE PROPERTY (COLLECTIVELY, "PREMISES");

     TOGETHER WITH ALL OF GRANTOR'S ESTATE, RIGHT, TITLE AND INTEREST, NOW OWNED OR HEREAFTER ACQUIRED, IN UNDER AND TO:

     (a) ALL BUILDINGS, STRUCTURES, IMPROVEMENTS, PARKING AREAS, LANDSCAPING EQUIPMENT, SOFTWARE INTANGIBLES, FIXTURES AND ARTICLES OF PROPERTY NOW OR HEREAFTER ERECTED ON, ATTACHED T O OR USED OR ADAPTED FOR USE IN THE OPERATION OF THE PREMISES; INCLUDING, BUT WITHOUT BEING LIMITED TO, ALL HEATING, AIR CONDITIONING, MANUFACTURING AND INCINERATING APPARATUS AND EQUIPMENT; ALL BOILERS, ENGINES, MOTORS, DYNAMOS, GENERATING EQUIPMENT, PIPING AND PLUMBING FIXTURES, WATER HEATERS, RANGES, COOKING APPARATUS AND MECHANICAL KITCHEN EQUIPMENT, REFRIGERATORS, FREEZERS, COOLING, VENTILATING, SPRINKLING AND VACUUM CLEANING SYSTEMS, FIRE EXTINGUISHING APPARATUS, GAS AND ELECTRIC FIXTURES, CARPETING, FLOOR COVERINGS, UNDERPADDING, ELEVATORS, ESCALATORS, PARTITIONS, MANTELS, BUILD-IN-MIRRORS, WINDOW SHADES, BLINDS, DRAPERIES, SCREENS STORM SASH, AWNINGS,
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SIGNS FURNISHINGS OF PUBLIC SPACES, HALLS AND LOBBIES, AND SHRUBBERY
AND PLANTS, AND INCLUDING ALSO ALL INTEREST OF ANY OWNER OF THE PREMISES IN ANY OF SUCH ITEMS HEREAFTER AT ANY TIME ACQUIRED UNDER CONDITIONAL SALE CONTRACT, CHATTEL MORTGAGE OR OTHER TITLE RETAINING OR SECURITY INSTRUMENT, ALL OF WHICH PROPERTY MENTIONED IN THIS CLAUSE (A) SHALL BE DEEMED PART OF THE REALTY COVERED BY THIS DEED OF TRUST AND NOT SEVERABLE WHOLLY OR IN THE FOREGOING PART WITHOUT MATERIAL INJURY TO THE FREEHOLD OF THE PREMISES (ALL OF THE FOREGOING TOGETHER WITH REPLACEMENTS AND ADDITIONS THERETO ARE REFERRED TO HEREIN AS "IMPROVEMENTS"); AND

     (b) ALL COMPENSATION, AWARDS, DAMAGES, RIGHTS OF ACTION AND PROCEEDS, INCLUDING INTEREST THEREON AND/OR THE PROCEEDS OF ANY POLICIES OF INSURANCE THEREFORE, ARISING OUT OF OR RELATING TO A (I) TAKING OR DAMAGING OF THE PREMISES OR IMPROVEMENTS THEREON BY REASON OF ANY PUBLIC OR PRIVATE IMPROVEMENT, CONDEMNATION PROCEEDING (INCLUDING CHANGE OF GRADE), SALE OR TRANSFER IN LIEU OF CONDEMNATION, OR FIRE, EARTHQUAKE OR OTHER CASUALTY, OR (II) ANY INJURY TO OR DECREASE IN THE VALUE OF THE PREMISES OR THE IMPROVEMENTS FOR ANY REASON WHATSOEVER;

     (c) RETURN PREMIUMS OR OTHER PAYMENTS UPON ANY INSURANCE ANY TIME PROVIDED WITH RESPECT TO THE PREMISES, IMPROVEMENTS AND OTHER COLLATERAL DESCRIBED HEREIN FOR THE BENEFIT OF OR NAMING BENEFICIARY, AND REFUNDS OR REBATES OF TAXES OR ASSESSMENTS ON THE PREMISES;

     (d) ALL WRITTEN AND ORAL LEASES AND RENTAL AGREEMENTS (INCLUDING EXTENSIONS, RENEWALS AND SUBLEASES; EACH OF THE FOREGOING SINGULARLY SHALL BE REFERRED TO HEREIN AS A "LEASE," AND ALL OF THE FOREGOING SHALL BE REFERRED TO COLLECTIVELY HEREIN AS THE "LEASES") NOW OR HEREAFTER AFFECTING THE PREMISES INCLUDING, WITHOUT LIMITATION, ALL RENTS, ISSUES, INCOME, PROFITS AND OTHER REVENUES AND INCOME THEREFROM AND FROM THE RENTING, LEASING OR BAILMENT OF IMPROVEMENTS AND EQUIPMENT ("RENTS"), ALL GUARANTIES OF TENANTS' PERFORMANCE UNDER THE LEASE, ALL LETTER-OF-CREDIT RIGHTS AND ALL OTHER SUPPORTING OBLIGATIONS ASSOCIATED WITH THE LEASES AND ALL RIGHTS AND CLAIMS OF ANY KIND THAT GRANTOR MAY HAVE AGAINST ANY TENANT UNDER THE LEASES OR IN CONNECTION WITH THE TERMINATION OR REJECTION OF THE LEASES IN A BANKRUPTCY OR INSOLVENCY PROCEEDING; AND THE LEASEHOLD ESTATE IN THE EVENT THIS DEED OF TRUST IS ON A LEASEHOLD;
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     (e) PLANS, SPECIFICATIONS, DOCUMENTS, CONTRACTS AND AGREEMENTS RELATING TO
THE DESIGN OR CONSTRUCTION OF THE IMPROVEMENTS; GRANTOR'S RIGHTS UNDER ANY PAYMENT, PERFORMANCE, OR OTHER BOND IN CONNECTION WITH THE DESIGN OR CONSTRUCTION OF THE IMPROVEMENTS; ALL LANDSCAPING AND CONSTRUCTION MATERIALS, SUPPLIES, AND EQUIPMENT USED OR TO BE USED OR CONSUMED IN CONNECTION WITH CONSTRUCTION OF THE IMPROVEMENTS, WHETHER STORED ON THE PREMISES OR AT SOME OTHER LOCATION; AND CONTRACTS, AGREEMENTS, AND PURCHASE ORDERS WITH CONTRACTORS, SUBCONTRACTORS, SUPPLIERS, AND MATERIALMEN INCIDENTAL TO THE DESIGN OR CONSTRUCTION OF THE IMPROVEMENTS;

     (f) ALL CONTRACTS, DOCUMENTS, ACCOUNTS, DEPOSIT ACCOUNTS, RIGHTS, CLAIMS OR CAUSES OF ACTION PERTAINING TO OR AFFECTING THE PREMISES OR THE IMPROVEMENTS, INCLUDING, WITHOUT LIMITATION, ALL OPTIONS OR CONTRACTS TO ACQUIRE OTHER PROPERTY FOR USE IN CONNECTION WITH OPERATIONS OR DEVELOPMENT OF THE PREMISES OR IMPROVEMENTS, PROMISSORY NOTES, MANAGEMENT CONTRACTS, SERVICE OR SUPPLY CONTRACTS, DEPOSITS, BANK ACCOUNTS, GENERAL INTANGIBLES (INCLUDING WITHOUT LIMITATION TRADEMARKS, TRADE NAMES, SYMBOLS AND PAYMENT INTANGIBLES), PERMITS, LICENSES, FRANCHISES AND CERTIFICATES, AND ALL COMMITMENTS OR AGREEMENTS, NOW OR HEREAFTER IN EXISTENCE, INTENDED BY THE OBLIGOR THEREFORE TO PROVIDE GRANTOR WITH PROCEEDS TO SATISFY THE LOAN EVIDENCED HEREBY OR IMPROVE THE PREMISES OR IMPROVEMENTS, AND THE RIGHT TO RECEIVE ALL PROCEEDS DUE UNDER SUCH COMMITMENTS OR AGREEMENTS INCLUDING REFUNDABLE DEPOSITS AND FEES;

     (g) ALL BOOKS, RECORDS, SURVEYS, REPORTS AND OTHER DOCUMENTS RELATED TO THE PREMISES, THE IMPROVEMENTS, THE LEASES OR OTHER ITEMS OF COLLATERAL DESCRIBED HEREIN; AND

     (h) ALL ADDITIONS, ACCESSIONS, REPLACEMENTS, SUBSTITUTIONS, PROCEEDS AND PRODUCTS OF THE REAL AND PERSONAL PROPERTY, TANGIBLE AND INTANGIBLE, DESCRIBED HEREIN.

     THE PREMISES, THE IMPROVEMENTS, THE LEASES AND ALL OF THE REST OF THE FOREGOING PROPERTY AND HEREIN REFERRED TO AS THE "PROPERTY."

     GRANTOR WAS WAIVED ANY RIGHT THAT IT MAY HAVE TO FILE WITH THE APPLICABLE FILING OFFICER ANY FINANCING STATEMENT, AMENDMENT, TERMINATION OR OTHER RECORD PERTAINING TO THE PROPERTY AND/OR BENEFICIARY'S INTEREST THEREIN.
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                      EXHIBIT B TO UCC FINANCING STATEMENT

DEBTOR:                                     SECURED PARTY:
ABSORPTION CORP.                            GE CAPITAL PUBLIC FINANCE, INC.
1051 HILTON AVENUE                          SUITE 470
BELLINGHAM, WA 98225                        8400 NORMANDALE LAKE BOULEVARD
                                            MINNEAPOLIS, MN 55437

THE LEGAL DESCRIPTION OF THE REAL ESTATE IS:

Real property in the County of Whatcom, State of Washington, described as follows:

Parcel A

Lots 5 and 6, Grandview Light Industrial Park, General and Specific Binding Site Plan as per the map thereof, recorded January 10, 1992, under Whatcom County Auditor's file No. 920110138, records of Whatcom County, Washington, being a portion of Section 6, Township 39 North, Range 2 East of W.M.

Parcel A-1

An easement for ingress, egress and utilities as delineated on the face of Grandview Light Industrial Park Binding Site Plan.

Parcel B

Lot 4, Grandview Light Industrial Park General Binding Site Plan Modifications and Specific Binding Site Plan No. 4, as per the map thereof, recorded August 8, 1996, under Whatcom County Auditor's file No. 960808016, records of Whatcom County, Washington, being a portion of Section 6, Township 39 North, Range 2 East of W.M.

Parcel B-1

An easement for ingress, egress and utilities as delineated on the face of Grandview Light Industrial Park General Binding Site Plan Modification and Specific Binding Site Plan No. 4.

APN: 390206 122168 0000
APN: 390206 092195 0000
APN: 390206 063216 0000

THE NAME AND ADDRESS OF THE RECORD OWNER ARE:

                                ABSORPTION CORP.
                               1051 HILTON AVENUE
                              BELLINGHAM, WA 98225